Secondary Listing in Hong Kong	12 Months Ended
Dec. 31, 2021
Secondary Listing in Hong Kong
Secondary Listing in Hong Kong

18. Secondary Listing in Hong Kong

On December 8, 2021, the Company completed its global offering and its shares were listed on the Main Board of The Stock Exchange of Hong Kong Limited (“HKEX”). Weibo offered 5,500,000 Class A ordinary shares of the Company and Sina Corporation (the “Selling Shareholder”) offered 5,500,000 Class A ordinary shares of the Company, which were converted from the same number of Class B ordinary shares of the Company prior to the listing of Weibo’s Class A ordinary shares on the HKEX. Net proceeds from the global offering, after deducting estimated underwriting fees and other offering expenses, were US$178.4 million. The Company did not receive any proceeds from the sale of the Class A ordinary shares offered by the Selling Shareholder.

18. Secondary Listing in Hong Kong (Continued)

In addition, the Selling Shareholder granted an over-allotment option to the underwriters, to require the Selling Shareholder to sell up to an aggregate of 1,650,000 additional Class A ordinary shares of the Company (converted from the same number of Class B ordinary shares). The Selling Shareholder sold 1,453,620 shares to the underwriters for the option granted.

The underwriters has borrowed 1,650,000 shares, which were included in the Company’s total outstanding shares as of December 31, 2021, from WB HZGS Estate (Hong Kong) Limited (a wholly-owned subsidiary of Weibo) to facilitate the settlement of over-allocations. As the date of this report, the borrowed shares has been returned to WB HZGS Estate (Hong Kong) Limited.